                                                                      Exhibit 24


                                POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS, That I,

                               EDWARD G. BEIMFOHR

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of February, 2002.


                                                     /s/ Edward G. Beimfohr
                                                     ---------------------------
                                                     EDWARD G. BEIMFOHR

                                POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS, That I,

                                 MARTHA O. HESSE

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of February, 2002.


                                                     /s/ Martha O. Hesse
                                                     ---------------------------
                                                     MARTHA O. HESSE

                                POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS, That I,

                                EDWARD M. CARSON

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of February, 2002.


                                                     /s/ Edward M. Carson
                                                     ---------------------------
                                                     EDWARD M. CARSON

                                POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS, That I,

                               THOMAS H. CLAIBORNE

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of February, 2002.


                                                     /s/ Thomas H. Claiborne
                                                     ---------------------------
                                                     THOMAS H. CLAIBORNE

                                POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS, That I,

                                  ERIC K. DIACK

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of February, 2002.


                                                     /s/ Eric K. Diack
                                                     ---------------------------
                                                     ERIC K. DIACK

                                POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS, That I,

                                 DAVID E. FISHER

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of February, 2002.


                                                     /s/ David E. Fisher
                                                     ---------------------------
                                                     DAVID E. FISHER

                                POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS, That I,

                               JOHN R. NORTON III


hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of February, 2002.


                                                     /s/ John R. Norton
                                                     ---------------------------
                                                     JOHN R. NORTON III

                                POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS, That I,

                                 HENRY R. SLACK

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of February, 2002.


                                                     /s/ Henry R. Slack
                                                     ---------------------------
                                                     HENRY R. SLACK

                                POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS, That I,

                             WILLIAM R. LOOMIS, JR.

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of February, 2002.


                                                     /s/ William R. Loomis
                                                     ---------------------------
                                                     WILLIAM R. LOOMIS, JR.

                                POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS, That I,

                                 BURTON M. JOYCE

hereby constitute and appoint Mark A. Kalafut, Francis G. Meyer and Michael L. Bennett, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of February, 2002.


                                                     /s/ Burton M. Joyce
                                                     ---------------------------
                                                     BURTON M. JOYCE